Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2022 Results

●	Fourth quarter earnings per diluted share of $2.67
●	Fourth quarter operating revenue up 8%
●	Full year earnings per diluted share of $11.21
●	Full year operating income up 6%

Omaha, Neb., January 24, 2023 – Union Pacific Corporation (NYSE: UNP) today reported 2022 fourth quarter net income of $1.6 billion, or $2.67 per diluted share. This compares to 2021 fourth quarter net income of $1.7 billion, or $2.66 per diluted share.

Reported net income for full year 2022 was $7.0 billion, or $11.21 per diluted share. These full year results compare to full year 2021 net income of $6.5 billion, or $9.95 per diluted share.

“In the fourth quarter, we grew carloads as we continued to face challenges hiring craft professionals in critical locations and experienced the impact of extreme winter weather on our network in December,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “As a result, revenue growth was more than offset by elevated operating expenses from operational inefficiencies and a higher inflationary environment. For the full year, we made good progress on employee safety, and we took another step toward our sustainability goals as our fuel consumption rate improved for the fourth consecutive year. Looking to 2023, we expect continued improvements in network fluidity to support business development, generating volume growth that exceeds industrial production. We also expect network improvements to help us recapture lost productivity while providing customers with reliable service."

Fourth Quarter Summary

Financial Results: Revenue Growth Offset by Higher Expenses Associated with Inflation and Network Recovery; Fourth Quarter Record for Operating Revenue

Fourth Quarter 2022 Compared to Fourth Quarter 2021

●	Operating revenue of $6.2 billion was up 8% driven by higher fuel surcharge revenue, core pricing gains, and volume growth, partially offset by a negative business mix.
●	Business volumes, as measured by total revenue carloads, were up 1%.
●	Union Pacific’s 61.0% operating ratio deteriorated 360 basis points. Falling fuel prices late in the quarter positively impacted the operating ratio by 20 basis points.
●	Operating income of $2.4 billion declined 1%.
●	The company repurchased 3.5 million shares in fourth quarter 2022 at an aggregate cost of $0.7 billion.

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Operating Performance: Service and Efficiency Measures Impacted by Network Congestion and Winter Weather; Fourth Quarter Record for Fuel Consumption Rate

Fourth Quarter 2022 Compared to Fourth Quarter 2021

●	Quarterly freight car velocity was 191 daily miles per car, a 3% decline.
●	Quarterly locomotive productivity was 123 gross ton-miles (GTMs) per horsepower day, a 5% decline.
●	Average maximum train length decreased 1% to 9,191 feet.
●	Quarterly workforce productivity decreased 3% to 1,010 car miles per employee.
●	Fuel consumption rate of 1.064, measured in gallons of fuel per thousand GTMs, improved 2%.

2022 Full Year Summary

Financial Results: Fuel Surcharge, Core Pricing Gains, and Volume Drive Revenue Growth; Records for Operating Revenue, Operating Income, Net Income, and Earnings Per Share

Full Year 2022 Compared to Full Year 2021

●	Operating revenue of $24.9 billion was up 14% driven by higher fuel surcharge revenue, core pricing gains, and volume growth.
●	Business volumes, as measured by total revenue carloads, grew 2%.
●

Union Pacific’s 60.1% reported operating ratio deteriorated 290 basis points. Higher fuel prices negatively impacted the operating ratio by 20 basis points and the prior period adjustment related to new labor agreements added 30 basis points to operating ratio.

●	Operating Income of $9.9 billion was up 6%.
●	Union Pacific’s 2022 capital program totaled $3.4 billion.
●	The company repurchased 27.1 million shares in 2022 at an aggregate cost of $6.3 billion.

Operating Performance: Network Operations Impacted by Crew Availability and Operational Inefficiencies; Record for Fuel Consumption Rate

Full Year 2022 Compared to Full Year 2021

●	Union Pacific’s reportable personal injury rate improved 18% to 0.80 per 200,000 employee-hours compared to 0.98 for full year 2021.
●	Freight car velocity was 191 daily miles per car, a 6% decline.
●	Locomotive productivity was 125 GTMs per horsepower day, a 6% decline.
●	Average maximum train length of 9,329 feet was flat.
●	Workforce productivity of 1,036 car miles per employee was flat.
●	Fuel consumption rate of 1.078, measured in gallons of fuel per thousand GTMs, improved 1%.

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2023 Guidance

●	Full year carloads to exceed Industrial Production
	○	Current Industrial Production forecast: -0.5%
●	Full year operating ratio improvement
●	Pricing dollars in excess of inflation dollars
●	Capital Allocation:
	○	Capital spending less than 15% of revenue
■ Capital plan of $3.6 billion
	○	Long term dividend payout target of ~45% of earnings
	○	Excess cash to share repurchases

Fourth Quarter 2022 Earnings Conference Call

Union Pacific will webcast its fourth quarter 2022 earnings release presentation live at www.up.com/investor and via teleconference on Tuesday, January 24, 2023, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance (including those in response to increased traffic), its results of operations, and potential impacts of the COVID-19 pandemic and the Russian-Ukraine conflict.  These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2021, which was filed with the SEC on February 4, 2022. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	4th Quarter				Full Year
Percentages, For the Periods Ended December 31,	2022	2021	%		2022	2021	%
Operating Revenues
Freight revenues	$5,768	$5,297	9%		$23,159	$20,244	14%
Other revenues	412	436	(6)		1,716	1,560	10
Total operating revenues	6,180	5,733	8		24,875	21,804	14
Operating Expenses
Compensation and benefits	1,174	1,070	10		4,645	4,158	12
Fuel	853	597	43		3,439	2,049	68
Purchased services and materials	633	538	18		2,442	2,016	21
Depreciation	569	556	2		2,246	2,208	2
Equipment and other rents	238	230	3		898	859	5
Other	301	302	-		1,288	1,176	10
Total operating expenses	3,768	3,293	14		14,958	12,466	20
Operating Income	2,412	2,440	(1)		9,917	9,338	6
Other income, net	92	83	11		426	297	43
Interest expense	(333)	(295)	13		(1,271)	(1,157)	10
Income before income taxes	2,171	2,228	(3)		9,072	8,478	7
Income taxes	(533)	(517)	3		(2,074)	(1,955)	6
Net Income	$1,638	$1,711	(4)		$6,998	$6,523	7

Share and Per Share
Earnings per share - basic	$2.67	$2.67	-%		$11.24	$9.98	13%
Earnings per share - diluted	$2.67	$2.66	-		$11.21	$9.95	13
Weighted average number of shares - basic	612.7	640.4	(4)		622.7	653.8	(5)
Weighted average number of shares - diluted	613.7	642.1	(4)		624.0	655.4	(5)
Dividends declared per share	$1.30	$1.18	10		$5.08	$4.29	18

Operating Ratio	61.0%	57.4%	3.6	pts	60.1%	57.2%	2.9	pts
Effective Tax Rate	24.6%	23.2%	1.4		22.9%	23.1%	(0.2)

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2022	2021	%	2022	2021	%
Freight Revenues (Millions)
Grain & grain products	$974	$889	10%	$3,598	$3,181	13%
Fertilizer	171	176	(3)	712	697	2
Food & refrigerated	265	259	2	1,093	998	10
Coal & renewables	523	485	8	2,134	1,780	20
Bulk	1,933	1,809	7	7,537	6,656	13
Industrial chemicals & plastics	502	507	(1)	2,158	1,943	11
Metals & minerals	548	481	14	2,196	1,811	21
Forest products	325	351	(7)	1,465	1,357	8
Energy & specialized markets	624	558	12	2,386	2,212	8
Industrial	1,999	1,897	5	8,205	7,323	12
Automotive	594	469	27	2,257	1,761	28
Intermodal	1,242	1,122	11	5,160	4,504	15
Premium	1,836	1,591	15	7,417	6,265	18
Total	$5,768	$5,297	9%	$23,159	$20,244	14%
Revenue Carloads (Thousands)
Grain & grain products	208	213	(2)%	798	805	(1)%
Fertilizer	41	48	(15)	190	201	(5)
Food & refrigerated	44	48	(8)	187	189	(1)
Coal & renewables	215	215	-	885	819	8
Bulk	508	524	(3)	2,060	2,014	2
Industrial chemicals & plastics	151	157	(4)	637	606	5
Metals & minerals	196	181	8	785	697	13
Forest products	52	63	(17)	241	250	(4)
Energy & specialized markets	140	137	2	552	559	(1)
Industrial	539	538	-	2,215	2,112	5
Automotive	198	182	9	778	701	11
Intermodal [a]	743	728	2	3,116	3,211	(3)
Premium	941	910	3	3,894	3,912	-
Total	1,988	1,972	1%	8,169	8,038	2%
Average Revenue per Car
Grain & grain products	$4,681	$4,187	12%	$4,509	$3,953	14%
Fertilizer	4,167	3,705	12	3,749	3,470	8
Food & refrigerated	5,957	5,409	10	5,844	5,279	11
Coal & renewables	2,431	2,251	8	2,410	2,173	11
Bulk	3,799	3,457	10	3,658	3,305	11
Industrial chemicals & plastics	3,335	3,242	3	3,388	3,207	6
Metals & minerals	2,790	2,659	5	2,797	2,598	8
Forest products	6,264	5,521	13	6,092	5,424	12
Energy & specialized markets	4,459	4,054	10	4,320	3,956	9
Industrial	3,711	3,522	5	3,704	3,467	7
Automotive	3,007	2,576	17	2,902	2,511	16
Intermodal [a]	1,672	1,541	9	1,656	1,403	18
Premium	1,953	1,748	12	1,905	1,601	19
Average	$2,902	$2,686	8%	$2,835	$2,519	13%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Dec. 31,		Dec. 31,
Millions, Except Percentages	2022	2021
Assets
Cash and cash equivalents	$973	$960
Short-term investments	46	46
Other current assets	2,933	2,545
Investments	2,375	2,241
Properties, net	56,038	54,871
Operating lease assets	1,672	1,787
Other assets	1,412	1,075
Total assets	$65,449	$63,525

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,678	$2,166
Other current liabilities	3,842	3,578
Debt due after one year	31,648	27,563
Operating lease liabilities	1,300	1,429
Deferred income taxes	13,033	12,675
Other long-term liabilities	1,785	1,953
Total liabilities	53,286	49,364
Total common shareholders' equity	12,163	14,161
Total liabilities and common shareholders' equity	$65,449	$63,525

Return on Average Common Shareholders' Equity	53.2%	41.9%
Return on Invested Capital as Adjusted (ROIC)*	17.3%	16.4%

*	ROIC is a non-GAAP measure; however, management believes that it is an important measure in evaluating the efficiency and effectiveness of our long-term capital investments. See page 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2022	2021
Operating Activities
Net income	$6,998	$6,523
Depreciation	2,246	2,208
Deferred and other income taxes	262	154
Other - net	(144)	147
Cash provided by operating activities	9,362	9,032

Investing Activities
Capital investments*	(3,620)	(2,936)
Maturities of short-term investments	46	94
Purchases of short-term investments	(46)	(70)
Other - net	149	203
Cash used in investing activities	(3,471)	(2,709)

Financing Activities
Share repurchase programs	(6,282)	(7,291)
Debt issued	6,080	4,201
Dividends paid	(3,159)	(2,800)
Debt repaid	(2,291)	(1,299)
Net issued/(paid) commercial paper	(205)	325
Debt exchange	-	(270)
Other - net	(30)	(24)
Cash used in financing activities	(5,887)	(7,158)

Net Change in Cash, Cash Equivalents, and Restricted Cash	4	(835)
Cash, cash equivalents, and restricted cash at beginning of year	983	1,818
Cash, cash equivalents, and restricted cash at end of year	$987	$983

Free Cash Flow**
Cash provided by operating activities	$9,362	$9,032
Cash used in investing activities	(3,471)	(2,709)
Dividends paid	(3,159)	(2,800)
Free cash flow	$2,732	$3,523

*	Capital investments include locomotive and freight car early lease buyouts of $70 million in 2022 and $34 million in 2021.

**

Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter				Full Year
For the Periods Ended December 31,	2022	2021	%		2022	2021	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	191	197	(3)%		191	203	(6)%
Average train speed (miles per hour)*	23.8	24.2	(2)		23.8	24.6	(3)
Average terminal dwell time (hours)*	24.5	24.4	-		24.4	23.7	3
Locomotive productivity (GTMs per horsepower day)	123	129	(5)		125	133	(6)
Gross ton-miles (GTMs) (millions)	208,949	209,970	-		843,443	817,919	3
Train length (feet)	9,191	9,319	(1)		9,329	9,334	-
Intermodal car trip plan compliance (%)**	73	78	(5)	pts	67	73	(6) pts
Manifest/Automotive car trip plan compliance (%)**	58	58	-	pts	59	63	(4) pts
Workforce productivity (car miles per employee)	1,010	1,046	(3)		1,036	1,038	-
Total employees (average)	31,120	29,989	4		30,717	29,905	3

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.70	$2.53	46%		$3.65	$2.23	64%
Fuel consumed in gallons (millions)	222	228	(3)		909	888	2
Fuel consumption rate***	1.064	1.088	(2)		1.078	1.086	(1)

Revenue Ton-Miles (Millions)
Grain & grain products	20,683	21,656	(4)%		79,725	79,520	-%
Fertilizer	2,701	3,185	(15)		11,769	12,387	(5)
Food & refrigerated	4,576	4,651	(2)		17,965	18,475	(3)
Coal & renewables	21,847	22,795	(4)		91,824	85,586	7
Bulk	49,807	52,287	(5)		201,283	195,968	3
Industrial chemicals & plastics	6,626	7,257	(9)		29,572	30,048	(2)
Metals & minerals	9,367	8,611	9		37,827	32,993	15
Forest products	5,546	6,458	(14)		25,438	25,863	(2)
Energy & specialized markets	9,575	9,420	2		37,068	37,902	(2)
Industrial	31,114	31,746	(2)		129,905	126,806	2
Automotive	4,384	3,830	14		17,018	14,879	14
Intermodal	17,622	16,977	4		72,546	73,620	(1)
Premium	22,006	20,807	6		89,564	88,499	1
Total	102,927	104,840	(2)%		420,752	411,273	2%

*	Surface Transportation Board (STB) reported performance measures.

**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.

***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions,	2022
Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$5,440	$5,842	$6,109	$5,768	$23,159
Other revenues	420	427	457	412	1,716
Total operating revenues	5,860	6,269	6,566	6,180	24,875
Operating Expenses
Compensation and benefits	1,101	1,092	1,278	1,174	4,645
Fuel	714	940	932	853	3,439
Purchased services and materials	561	622	626	633	2,442
Depreciation	555	559	563	569	2,246
Equipment and other rents	215	230	215	238	898
Other	337	331	319	301	1,288
Total operating expenses	3,483	3,774	3,933	3,768	14,958
Operating Income	2,377	2,495	2,633	2,412	9,917
Other income, net	47	163	124	92	426
Interest expense	(307)	(316)	(315)	(333)	(1,271)
Income before income taxes	2,117	2,342	2,442	2,171	9,072
Income taxes	(487)	(507)	(547)	(533)	(2,074)
Net Income	$1,630	$1,835	$1,895	$1,638	$6,998

Share and Per Share
Earnings per share - basic	$2.58	$2.93	$3.05	$2.67	$11.24
Earnings per share - diluted	$2.57	$2.93	$3.05	$2.67	$11.21
Weighted average number of shares - basic	632.2	625.6	620.4	612.7	622.7
Weighted average number of shares - diluted	633.6	626.8	621.5	613.7	624.0
Dividends declared per share	$1.18	$1.30	$1.30	$1.30	$5.08

Operating Ratio	59.4%	60.2%	59.9%	61.0%	60.1%
Effective Tax Rate	23.0%	21.6%	22.4%	24.6%	22.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Grain & grain products	$877	$867	$880	$974	$3,598
Fertilizer	180	183	178	171	712
Food & refrigerated	267	271	290	265	1,093
Coal & renewables	508	492	611	523	2,134
Bulk	1,832	1,813	1,959	1,933	7,537
Industrial chemicals & plastics	520	557	579	502	2,158
Metals & minerals	485	562	601	548	2,196
Forest products	364	386	390	325	1,465
Energy & specialized markets	552	586	624	624	2,386
Industrial	1,921	2,091	2,194	1,999	8,205
Automotive	501	561	601	594	2,257
Intermodal	1,186	1,377	1,355	1,242	5,160
Premium	1,687	1,938	1,956	1,836	7,417
Total	$5,440	$5,842	$6,109	5,768	23,159
Revenue Carloads (Thousands)
Grain & grain products	205	195	190	208	798
Fertilizer	45	53	51	41	190
Food & refrigerated	47	48	48	44	187
Coal & renewables	225	202	243	215	885
Bulk	522	498	532	508	2,060
Industrial chemicals & plastics	160	161	165	151	637
Metals & minerals	182	205	202	196	785
Forest products	64	63	62	52	241
Energy & specialized markets	131	141	140	140	552
Industrial	537	570	569	539	2,215
Automotive	190	192	198	198	778
Intermodal [a]	757	805	811	743	3,116
Premium	947	997	1,009	941	3,894
Total	2,006	2,065	2,110	1,988	8,169
Average Revenue per Car
Grain & grain products	$4,269	$4,451	$4,641	$4,681	$4,509
Fertilizer	4,016	3,437	3,504	4,167	3,749
Food & refrigerated	5,637	5,770	6,017	5,957	5,844
Coal & renewables	2,262	2,426	2,514	2,431	2,410
Bulk	3,508	3,642	3,685	3,799	3,658
Industrial chemicals & plastics	3,247	3,455	3,508	3,335	3,388
Metals & minerals	2,660	2,755	2,969	2,790	2,797
Forest products	5,672	6,128	6,347	6,264	6,092
Energy & specialized markets	4,219	4,161	4,434	4,459	4,320
Industrial	3,574	3,674	3,852	3,711	3,704
Automotive	2,640	2,919	3,030	3,007	2,902
Intermodal [a]	1,566	1,711	1,672	1,672	1,656
Premium	1,782	1,943	1,939	1,953	1,905
Average	$2,711	$2,830	$2,895	$2,902	$2,835

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Dec 31,	Dec 31,
For the Twelve Months Ended	2022	2021
Net income	$6,998	$6,523
Add:
Income tax expense	2,074	1,955
Depreciation	2,246	2,208
Interest expense	1,271	1,157
EBITDA	$12,589	$11,843
Adjustments:
Other income, net	(426)	(297)
Interest on operating lease liabilities**	54	56
Adjusted EBITDA	$12,217	$11,602
Debt	$33,326	$29,729
Operating lease liabilities	1,631	1,759
Unfunded pension and OPEB, net of tax cost of $0 and $0 [a]	-	-
Adjusted debt	$34,957	$31,488
Adjusted debt / adjusted EBITDA	2.9	2.7

Comparable Adjusted Debt / Adjusted EBITDA*
	Dec 31,	Dec 31,
	2022	2021
Adjusted debt / Adjusted EBITDA	2.9	2.7
Factors Affecting Comparability:
Labor accrual adjustment [b]	(0.1)	N/A
Comparable adjusted debt / adjusted EBITDA*	2.8	2.7

[a]	Prior periods were recast to conform to the current year presentation, which removes the impact of pension and OPEB when the net amount represents a funded amount.
[b]	Adjustments remove the impact of $69 million from net income and $23 million from income tax expense for the year ended December 31, 2022. See page 10 for a reconciliation to GAAP.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and other postretirement benefit (OPEB) liabilities divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) and comparable adjusted debt to adjusted EBITDA are considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The tables above provide a reconciliation from net income to adjusted EBITDA, debt to adjusted debt, and adjusted debt to adjusted EBITDA to comparable adjusted debt to adjusted EBITDA. At December 31, 2022 and 2021, the incremental borrowing rate on operating lease liabilities was 3.3% and 3.2%, respectively.

**	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Average Common Shareholders' Equity
Millions, Except Percentages	2022	2021
Net income	$6,998	$6,523
Average equity	$13,162	$15,560
Return on average common shareholders' equity	53.2%	41.9%

Return on Invested Capital as Adjusted (ROIC)*
Millions, Except Percentages	2022	2021
Net income	$6,998	$6,523
Interest expense	1,271	1,157
Interest on average operating lease liabilities	56	54
Taxes on interest	(304)	(280)
Net operating profit after taxes as adjusted	$8,021	$7,454
Average equity	$13,162	$15,560
Average debt	31,528	28,229
Average operating lease liabilities	1,695	1,682
Average invested capital as adjusted	$46,385	$45,471
Return on invested capital as adjusted	17.3%	16.4%

Comparable Return on Invested Capital as Adjusted (Comparable ROIC)*
	2022	2021
Return on invested capital as adjusted	17.3%	16.4%
Factors Affecting Comparability:
Labor accrual adjustment [a]	0.1	N/A
Comparable return on invested capital as adjusted	17.4%	16.4%

[a]	Adjustments remove the impact of $69 million from both net income for the year ended and shareholders' equity as of December 31, 2022. See page 10 for a reconciliation to GAAP.

*

ROIC and comparable ROIC are considered non-GAAP financial measures by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the efficiency and effectiveness of our long-term capital investments. In addition, we currently use ROIC as a performance criterion in determining certain elements of equity compensation for our executives. ROIC and comparable ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is return on average common shareholders’ equity. The tables above provide reconciliations from return on average common shareholders’ equity to ROIC and comparable ROIC. At December 31, 2022 and 2021, the incremental borrowing rate on operating lease liabilities was 3.3% and 3.2%, respectively.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*

Reported results	Labor accrual	Adjusted results
Millions, Except Per Share Amounts and Percentages	(GAAP)	adjustment		(non-GAAP)
For the Twelve Months Ended December 31, 2022
Compensation and benefits expense	$4,645	$(92)		$4,553
Operating expense	14,958	(92)		14,866
Operating income	9,917	92		10,009
Income taxes	(2,074)	(23)		(2,097)
Net income	6,998	69		7,067
Diluted EPS	11.21	0.12		11.33
Operating ratio	60.1%	(0.3)	pts	59.8%
As of December 31, 2022
Shareholders' equity	$12,163	$69		$12,232

*	The above table reconciles our results for the twelve months ended and as of December 31, 2022, to adjust results that exclude the impact of certain items identified as affecting comparability. We use adjusted compensation and benefits expense, adjusted operating expense, adjusted operating income, adjusted income taxes, adjusted net income, adjusted diluted earnings per share (EPS), adjusted operating ratio, and adjusted shareholders’ equity, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, compensation and benefits expense, operating expense, operating income, income taxes, net income, diluted EPS, operating ratio, and shareholders’ equity as indicators of operating performance.